SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2006

WEGENER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11003	81-0371341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11350 Technology Parkway, Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 623-0096

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

(a) On May 17, 2006, the Board of Directors of Wegener Corporation, a Delaware corporation (the “Company”), approved and adopted Amended and Restated By-Laws for the Company. A description of the provisions which have been newly adopted or changed is provided below.

Article II – Meetings of Stockholders

Section 2.4: Notice of Meeting. The amendment to Section 2.4 clarifies that the By-Law notice requirements control except where otherwise required by the certificate of incorporation or law.

Section 2.5: Quorum. The amendments to Section 2.5 eliminate redundant language and permit the Chairman of the meeting, rather than stockholders, to adjourn a stockholder’s meeting in the absence of a quorum. It is not clear whether Delaware law permits stockholders to adjourn a meeting in the absence of a quorum; therefore this section was amended.

Section 2.6: Voting. Section 2.6 of the Company’s former By-Laws required the vote of the holders of a majority of the outstanding stock having voting power present in person or represented by proxy, i.e., a majority of the quorum, to determine all matters except as otherwise required by law. Under that voting provision, abstentions and broker non-votes are treated as votes against the matter under consideration. The voting provisions have been amended to provide that all elections shall be determined by a plurality of the votes cast and, with respect to all matters other than the election of directors, to require the vote of a majority of the voting power present in person or represented by proxy at the meeting and entitled to vote on the subject matter, the effects of which are that (1) abstentions will be treated as votes against the matter, and (2) broker non-votes will have no effect on the outcome of the matter.

Section 2.7: Consent of Stockholders. The first paragraph of Section 2.7 has been revised to conform to Section 228 of the Delaware General Corporation Law (the “DGCL”) regarding stockholder consent actions. The amendment to the second paragraph of Section 2.7 strengthens the current record date provision, by adding language to provide that stockholders can request the Board of Directors to fix a record date for a written consent action only where the date has not been previously fixed by the Board.

Section 2.9: Treasury Stock. The amendment to Section 2.9 clarifies that the limitation on voting treasury shares does not apply to shares held by the Company in a fiduciary capacity.

Section 2.10: Fixing Record Date. Section 2.10 has been restated to conform to the record date provisions of Section 213 of the DGCL.

Article III - Board of Directors

Section 3.8: Action Without Meeting. In accordance with Section 141(f) of the DGCL, this section now provides that directors may consent by electronic transmission.

Section 3.9: Meeting by Conference Telephone. The amendment to Section 3.9 conforms to Section 141(i) of the DGCL.

Article V - Notice

Section 5.2: Written Waiver. The amendment to Section 5.2 updates the waiver of notice provision to permit waiver by electronic transmission.

Article VI - Officers

Section 6.7: A new provision has been added to the By-Laws to provide for a Lead Director, to be selected from among the independent directors serving on the Board, and to define the Lead Director’s responsibilities. The former By-Laws did not have a provision for a Lead Director.

Section 6.8: President. Section 6.8 has been amended to eliminate language that could be read to limit the President’s authority to sign documents absent specific Board delegation.

Article VIII - Certificates of Stock

Section 8.1: Issuance. In accordance with Section 158 of the DGCL, this section has been modified to provide that any and all signatures on stock certificates may be a facsimile, and to designate additional officers (Chairman, Treasurer, Assistant Treasurer) authorized to sign stock certificates.

Section 8.3: Transfers. The amendment to Section 8.3 clarifies that transfers must be made on the books of the Company or by a transfer agent designated to transfer the Company’s shares.

Article IX - Dividends

Section 9.1: Declaration. The amendment to Section 9.1 clarifies that the payment of dividends is subject to applicable law.

Article X - Indemnification

The amendments to Article X replace the existing indemnification and advancement provisions in their entirety. The amendments provide officers and directors of the Company, as well as certain persons serving at the request of the Company, with full indemnification and advancement protection under Delaware law consistent with standard corporate practice.

Section 10.1: Right to Indemnification. The amendments to Section 10.1 provide indemnification protection to officers and directors of the Company to the fullest extent permitted by Delaware law.

Section 10.2: Right to Advancement of Expenses. The amendments to Section 10.2 require the advancement of expenses to officers and directors.

Section 10.3: Right of Indemnitee to Bring Suit. The amendments to Section 10.3 permit an indemnitee to bring suit against the Company for an unpaid claim for advancement or indemnification.

Section 10.4: Non-Exclusivity of Rights. The amendments to Section 10.4 clarify that the rights to indemnification and advancement under Article X are not exclusive of any other rights.

Section 10.5: Insurance. The amendments to Section 10.5 clarify that the Company may purchase and maintain insurance to protect itself and any other person, whether or not the Company would have the power to indemnify such person under Delaware law.

Section 10.6: Indemnification of Employees. The amendments to Section 10.6 permit the Company, to the extent authorized by the Board, to advance expenses or grant indemnification to any employee or agent of the Company.

Section 10.7: Nature of Rights. The amendments to Section 10.7 clarify that the rights provided for in Article X are contract rights that continue as to an indemnitee who has ceased to be a director, officer or trustee and inure to the benefit of the indemnitee’s heirs.

Article XII - Amendment

Article XII has been expanded to state that the By-Laws may be altered, amended or repealed by stockholders, in addition to action of the Board of Directors, as provided by the DGCL.

Item 8.01. Other Events.

On May 17, 2006, the Board of Directors expanded the membership of its standing committees.

The Board appointed David W. Wright as a member of the Audit Committee, joining Phylis A. Eagle-Oldson (Chairperson), Thomas G. Elliot and Joe K. Parks, also members of the Audit Committee.

The Board appointed Jeffrey J. Haas as a member of the Corporate Governance and Nominating Committee, joining Thomas G. Elliot (Chairman), Phylis A. Eagle-Oldson and Joe K. Parks, also members of the Corporate Governance and Nominating Committee.

The Board appointed Wendell H. Bailey as a member of the Compensation and Incentive Plan Committee, joining Thomas G. Elliot (Chairman), Phylis A. Eagle-Oldson and Joe K. Parks, also members of the Compensation and Incentive Plan Committee.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are hereby filed with this report:

Exhibit	Description
Exhibit 3.1	By-Laws of Wegener Corporation, as amended and restated effective May 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wegener Corporation

Date: May 22, 2006

	By:	/s/ C. Troy Woodbury, Jr.
C. Troy Woodbury, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 3.1	By-Laws of Wegener Corporation, as amended and restated effective May 17, 2006